BUSINESS ACQUISITIONS	12 Months Ended
Dec. 31, 2022
BUSINESS ACQUISITIONS
BUSINESS ACQUISITIONS

7.   BUSINESS ACQUISITIONS

In 2022, Quebecor Media transferred to Videotron all shares of VMedia Inc., an independent telecommunications service provider acquired in July 2022, in exchange for the issuance of 20,958 common shares with a value of $17.3 million (note 19) and a contingent balance payable. The cash acquired relating to this transaction amounted to $1.4 million.

In 2021, the Corporation acquired businesses for a total cash consideration of $6.7 million.

On December 31, 2020, Videotron closed the acquisition of Télédistribution Amos inc. and its network in Abitibi-Témiscamingue for a cash consideration of $32.9 million , net of cash acquired of $0.1 million. The acquired assets consist mainly of the network, intangible assets and goodwill.